SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549



                            FORM 8-K

                         CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                             of 1934



Date of Report (Date of earliest event reported):  October 16, 1996


                  MODINE MANUFACTURING COMPANY
-----------------------------------------------------------------------
       (Exact name of registrant as specified in its charter)



      Wisconsin                1-1373                39-0482000
---------------------      -------------        -------------------
   (State or other          (Commission           (I.R.S. Employer
   jurisdiction of          File Number)        Identification No.)
    incorporation)


1500 DeKoven Avenue, Racine, Wisconsin               53403
------------------------------------------        -----------
(Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including
area code:                                       (414) 636-1200
                                                ----------------


                         NOT APPLICABLE
----------------------------------------------------------------------
 (Former name or former address, if changed since last report.)



           An Exhibit Index appears on Page 2 herein.





                        Page 1 of 5 pages

Item 5.   Other Information.
          -----------------

     On October 16, 1996 the Board of Directors of Modine Manufacturing Company announced that Richard T. Savage would assume the title of Chairman of the Board and Chief Executive Officer; that Donald R. Johnson was named President and Chief Operating Officer; and that Anthony C. DeVuono was named Vice President, Technical Services.

     A copy of the news release is attached hereto as Exhibit 20.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (c)  Exhibits.
          --------

     Reference Number
     per Item 601 of
     Regulation S-K                                                  Page
     ----------------                                                ----

           1             Not applicable.

           2             Not applicable.

           4             Rights Agreement dated as of
                         October 16, 1986 between the
                         Registrant and First Chicago
                         Trust Company of New York
                         [formerly the First National
                         Bank of Chicago] (Rights
                         Agent) (filed by reference to
                         the Exhibit contained in the
                         Registrant's Annual Report on
                         Form 10-K for the fiscal year
                         ended March 31, 1992).

           4(a)          Amendment Number 1 to Rights
                         Agreement dated as of January 18,
                         1995 between the Registrant and
                         First Chicago Trust Company of
                         New York (Rights Agent) (filed
                         by reference to the exhibit
                         contained within the Registrant's
                         Current Report on Form 8-K dated
                         January 13, 1995).

           4(b)          Amendment Number 2 to Rights
                         Agreement dated as of January 18,
                         1995 between the Registrant and
                         First Chicago Trust Company of
                         New York (Rights Agent) (filed
                         by reference to the exhibit
                         contained within the Registrant's
                         Current Report on Form 8-K dated
                         January 13, 1995).

     Reference Number
     per Item 601 of
     Regulation S-K                                                 Page
     ----------------                                               ----

                         Note:  The amount of long-term debt
                         authorized under any instrument
                         defining the rights of holders of
                         long-term debt of the Registrant,
                         other than as noted above, does
                         not exceed ten percent of the
                         total assets of the Registrant and
                         its subsidiaries on a consolidated
                         basis.  Therefore, no such
                         instruments are required to be filed
                         as exhibits to this Form 8-K.  The
                         Registrant agrees to furnish copies
                         of such instruments to the Commission
                         upon request.

          16             Not applicable.

          17             Not applicable.

         *20             News Release of Modine                       5
                         Manufacturing Company dated
                         October 16, 1996.

          23             Not applicable.

          24             Not applicable.

          27             Not applicable.

*Filed herewith.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 16, 1996.

                              MODINE MANUFACTURING COMPANY


                              By:  R. T. SAVAGE
                                 -----------------------------
                                   R. T. Savage, President
                                   and Chief Executive Officer


                              By:  W. E. PAVLICK
                                 -----------------------------
                                   W. E. Pavlick, Senior Vice
                                   President, General Counsel,
                                   and Secretary